Exhibit 99.1

Company Registration No. 04537833 (England and Wales)

PETERBOROUGH RENEWABLE ENERGY LIMITED

DIRECTORS' REPORT AND FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2012

BUSINESS & TAX ADVISERS RAWLINSONS CHARTERED ACCOUNTANTS

PETERBOROUGH RENEWABLE ENERGY LIMITED

COMPANY INFORMATION

Directors	M Cereste
C Williams
J Dickie
R Chapman M D'Andrea T R Bailey
Secretary	Mrs R Evans
Company number	04537833
Registered office	Ruthlyn House 90 Lincoln Road Peterborough Cambridgeshire PE1 2SP

Accountants	Rawlinsons
Ruthlyn House 90 Lincoln Road Peterborough Cambridgeshire PE1 2SP

Business address	The Eco Innovation Centre
Peters Court
City Road
Peterborough
PE1 1SA

Bankers	HSBC
23 New Conduit Street The Vancouver Centre Kings Lynn
PE30 1DL

PETERBOROUGH RENEWABLE ENERGY LIMITED

CONTENTS

Page

Directors' report	1 - 2

Accountants' report	3

Profit and loss account	4

Balance sheet	5 - 6

Notes to the financial statements	7-14

PETERBOROUGH RENEWABLE ENERGY LIMITED

DIRECTORS' REPORT
FOR THE PERIOD ENDED 31 DECEMBER 2012

The directors present their report and financial statements for the period ended 31 December 2012.

Principal activities
The principal activity of the company (PREL) continues to be the development of an energy park on the outskirts of Peterborough. The park will consist of a waste recycling and green power plant, which together will potentially eliminate the need for landfill sites in the area, KNM Group Berhad (KNM), a Malaysian public company quoted on the Malaysian Stock Exchange, has been appointed as the Engineering,Procurement and Construction (EPC) contractor. KNM also have an 80% equity interest in the energy park project.

Review of the business and potential future events
As explained last year, KNM obtained an 80% equity interest in the energy park in exchange for the obligation to raise all of the finance required for the building of the park. The raising of this finance is proving more difficult and taking longer than expected, and it is not certain that KNM will ultimately be successful. In the meantime we continue to work with KNM to support their fund raising efforts. The land on which the energy park will be built was acquired by KNM during 2012.

In November 2012 PREL was the unwelcome subject of a High Court injunction freezing its assets. The injunction was obtained by EnviroResolutions Incorporated (Enviro) in pursuing a claim in relation to a contract with PREL dated 5 October 2011, for the supply of its wet scrubbing emission control system to the energy park. Whilst we were successful in the High Court in December 2012 in having the injunction removed, on 5 March 2013 we agreed a settlement to the claim. Under this settlement, we agreed to transfer 7.5% of our 20% equity interest in the energy park project to Enviro, and to pay Enviro 17.5% of any income received from KNM in relation to the project development, up to a maximum cash payment of US dollars 14 million (about £8.75m). In addition, and potentially partially offsetting these costs, Green Energy Parks Ltd (GEP) was appointed as Enviro's agent and will receive 17.5% of any income received by Enviro from the energy park project, or any other project introduced by GEP.

The Enviro claim against PREL was also linked with a consultancy agreement with Green Energy Parks Consulting Ltd (GEPC), and this agreement was amended on 5 March 2013 by means of a supplemental agreement. This new agreement, whilst still profitable to GEPC, was on worse terms than the original and resulted in the write off of consultancy fees of £192,000. Because the claim was against PREL this write off has been charged in the PREL financial statements, where it is shown as an extraordinary item and described as contract damages.

Directors
The following directors have held office since 1 October 2011:

M Cereste
C Williams
J Dickie
R Chapman
M D'Andrea
T R Bailey

PETERBOROUGH RENEWABLE ENERGY LIMITED

DIRECTORS' REPORT (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

Charitable donations	2012	2011
	£	£
During the period the company made the following payments:
Charitable donations	12,869	120

During the period charitiable donations were made to the following:-

Heal UK -registered charity No. 1013340 £1,260

East Anglian Air Ambulance - registered charity No.1083876 £3,350

Peterborough United Foundation - registered charity No 1132364 £3,350

East Anglian Childrens Hospice - registered charity No.1069284 £3,350

All other charitable donations were less than £600.

Directors' responsibilities
The directors are responsible for preparing the Directors' Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently;
- make judgements and accounting estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company's transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions relating to small companies within Part 15 of the Companies Act 2006.

On behalf of the board

M Cereste
Director
25 September 2013

PETERBOROUGH RENEWABLE ENERGY LIMITED

ACCOUNTANTS' REPORT TO THE BOARD OF DIRECTORS ON THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 2012

In accordance with the engagement letter dated 14 January 2010, and in order to assist you to fulfil your duties under the Companies Act 2006, we have compiled the financial statements of Peterborough Renewable Energy Limited for the period ended 31 December 2012, set out on pages 4 to 14 from the accounting records and information and explanations you have given to us.

This report is made solely to the Board of Directors of Peterborough Renewable Energy Limited, as a body, in accordance with the terms of our engagement letter dated 14 January 2010.

Our work has been undertaken solely to prepare for your approval the financial statements of Peterborough Renewable Energy Limited and state those matters that we have agreed to state to the Board of Directors of Peterborough Renewable Energy Limited, as a body, in this report in accordance with AAF 2/10 as detailed at icaew.com/compilation. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than Peterborough Renewable Energy Limited and its Board of Directors as a body, for our work or for this report.

It is your duty to ensure that Peterborough Renewable Energy Limited has kept adequate accounting records and to prepare statutory financial statements that give a true and fair view of the assets, liabilities, financial position and loss of Peterborough Renewable Energy Limited. You consider that Peterborough Renewable Energy Limited is exempt from the statutory audit requirement for the period.

We have not been instructed to carry out an audit or a review of the financial statements of Peterborough Renewable Energy Limited. For this reason, we have not verified the accuracy or completeness of the accounting records or information and explanations you have given to us and we do not, therefore, express any opinion on the statutory financial statements.

/s/ Rawlinsons
Rawlinsons	25 September 2013
Chartered Accountants	Ruthlyn House 90 Lincoln Road Peterborough Cambridgeshire PE1 2SP

PETERBOROUGH RENEWABLE ENERGY LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED 31 DECEMBER 2012

		Period ended	Year ended
		31 December	30 September
		2012	2011
	Notes	£	£
Turnover		372,673	38,399
Cost of sales		(101,079)	(1,097,212)
Gross profit/(loss)		271,594	(1,058,813)
Administrative expenses		(775,636)	(550,339)
Other operating income		-	450
Operating loss	3	(504,042)	(1,608,702)
Other interest receivable and similar income	4	-	2,203
Interest payable and similar charges		(1)	-
Loss on ordinary activities before taxation		(504,043)	(1,606,499)
Tax on loss on ordinary activities	5	53,503	117,969
Loss on ordinary activities after taxation		(450,540)	(1,488,530)
Extraordinary items	6	(192,000)	-
Loss for the period	12	(642,540)	(1,488,530)

PETERBOROUGH RENEWABLE ENERGY LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 2012

		2012		2011
Fixed assets	Notes	£	£	£	£
Tangible assets	7		3,785		8,668
Investments	8		200		951
			3,985		9,619
Current assets
Stocks		2,622,686		1,941,538
Debtors	9	123,951		262,994
Cash at bank and in hand	9	645		23,816
		2,747,282		2,228,348

Creditors: amounts falling due within one year	10	(3,375,950)		(2,220,110)

Net current (liabilities)lassets			(628,668)		8,238
Total assets less current liabilities			(624,683)		17,857

Capital and reserves
Called up share capital	11		1,515		1,515
Share premium account	12		1,399,735		1,399,735
Profit and loss account	12		(2,025,933)		(1,383,393)
Shareholders' funds			(624,683)		17,857

PETERBOROUGH RENEWABLE ENERGY LIMITED

BALANCE SHEET (CONTINUED)
AS AT 31 DECEMBER 2012

For the financial period ended 31 December 2012 the company was entitled to exemption from audit under section 477 of the Companies Act 2006. No member of the company has deposited a notice, pursuant to section 476, requiring an audit of these financial statements under the requirements of the Companies Act 2006.

The directors acknowledge their responsibilities for ensuring that the company keeps accounting records which comply with section 386 of the Act and for preparing financial statements which give a true and fair view of the state of affairs of the company as at the end of the financial period and of its profit or loss for the financial period in accordance with the requirements of sections 394 and 395 and which otherwise comply with the requirements of the Companies Act 2006 relating to accounts, so far as applicable to the company.

These financial statements have been prepared in accordance with the provisions applicable to companies subject to the small companies regime within Part 15 of the Companies Act 2006 and with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Approved by the Board for issue on 25 September 2013

M Cereste
Director

Company Registration No. 04537833

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 2012

1    Accounting policies

1.1 Accounting convention
The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The company is dependent on the continued support of the company's parent company. Continuing finance is required both to enable the company to meet its liabilities as they fall due and to continue operating without immediate realisation of all its assets

The directors believe that continuing finance will be available and that it is therefore appropriate to prepare accounts on a going concern basis. However, should continuing finance not be available, the going concern basis would be invalid and adjustment would have to be made to reduce the value of the assets to their realisable amounts, to provide for any further liabilities which might arise and to reclassify fixed assets and long term liabilities as current assets and liabilities.

1.2 Compliance with accounting standards
The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

1.3 Turnover
Turnover represents amounts receivable for goods and services net of VAT and trade discounts.

1.4 Tangible fixed assets and depreciation
Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Fixtures, fittings and equipment	20% on cost

1.5 Investments
Fixed asset investments are stated at cost less provision for diminution in value.

1.6 Stock and work in progress
Stock is valued at the lower of cost and net realisable value. Work in progress consists of costs incurred with regard to the development of Energy Park Peterborough. The carrying value of the work in progress is therefore conditional upon the necessary finance being obtained for these projects to proceed. The directors are of the opinion the funding will be obtained and therefore it is appropriate to carry forward these costs as work in progress.

1.7 Deferred taxation
Deferred taxation is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

1.8 Group accounts
The financial statements present information about the company as an individual undertaking and not about its group. The company and its subsidiary undertaking comprise a small-sized group. The company has therefore taken advantage of the exemptions provided by section 399 of the Companies Act 2006 not to prepare group accounts.

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

2    Review of the business and potential future events

There is nothing further to add to the comments set out in the Directors' Report on page 1 and 2.

3 Operating loss	2012	2011
	£	£
Operating loss is stated after charging:
Depreciation of tangible assets	4,883	4,364
Directors' remuneration	45,000	24,032

4 Investment Income	2012	2011
	£	£

Other Interest	-	1,665
Bank Interest	-	2,203

5 Taxation	2012	2011
	£	£
Domestic current year tax
U.K. corporation tax	-	(117,969)
Tax credits on research and development - PAYE	(53,503)	-
Total current tax	(53,503)	(117,969)

The company has estimated losses of £ 1,510,728 (2011 - £ 1,430,873) available for carry forward against future trading profits.

No provision has been made for deferred taxation

6 Extraordinary items	2012	2011
	£	£
Contract damages	192,000	-

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

7 Tangible fixed assets	Fixtures, fittings and equipment
£
Cost
At 1 October 2011 and at 31 December 2012	22,723

Depreciation
At 1 October 2011	14,055
Charge for the period	4,883

At 31 December 2012	18,938

Net book value
At 31 December 2012	3,785

At 30 September 2011	8,668

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

8 Fixed asset investments	Unlisted investments
£
Cost
At 1 October 2011	951
Disposals	(751)

At 31 December 2012	200

Net book value
At 31 December 2012	200
At 30 September 2011	951

Holdings of more than 20%
The company holds more than 20% of the share capital of the following companies:

Company	Country of registration or incorporation	Shares held 2011
		Class	%
Participating interests
Energy Park Investments Limited	England	Ordinary	20.00

The aggregate amount of capital and reserves and the results of these undertakings for the last relevant financial year were as follows:

		Capital and reserves	Profit/(loss) for the year
		2012	2012
	Principal activity	£	£
Energy Park Investments Limited	Development of Energy Park	(13)	(1,013)

Energy Park Investments Limited (EPIL) is a 20% (2011 90%) owned subsidiary of Peterborough Renewable Energy Limited.

Energy Park Peterborough Limited (EPPL) is a wholly owned subsidiary of Energy Park Investments Limited (EPIL).

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

9 Debtors	2012	2011
	£	£
Trade debtors	12,770	53,569
Amounts owed by group undertakings and undertakings in which the company has a participating interest	34,620
Other debtors	7,259	6,134
Taxation and social security - VAT refund	15,799	85,125
Taxation and social security - corporation tax refund	53,503	118,166
	123,951	262,994

10 Creditors: amounts falling due within one year	2012	2011
	£	£
Bank loans and overdrafts	130,300
Trade creditors	100,172	97,464
Amounts owed to group undertakings and undertakings in which the
company has a participating interest	2,941,308	2,057,892
Other creditors	204,170	64,754
	3,375,950	2,220,110

11 Share capital	2012	2011
	£	£
Allotted, called up and fully paid
1,515 Ordinary shares of £1 each	1,515	1,515

12 Statement of movements on reserves	Share premium account	Profit and loss account
	£	£
Balance at 1 October 2011	1,399,735	(1,383,393)
Loss for the period	-	(642,540)
Balance at 31 December 2012	1,399,735	(2,025,933)

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

13 Control

The immediate and ultimate parent company is Green Energy Parks Limited, who owns 100% of the issued share capital and is a company registered in England and Wales.

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

14 Related party relationships and transactions with director's Other transactions

Peterborough Renewable Energy Limited has made sales and purchases to and from related undertakings and directors during the period as follows:

	Sales £	Purchases £
J Dickie (director) - professional fees		61,472
R Chapman (director) - consultancy fees		22,000
M D'Andrea (director) - consultancy fees		3,518
T Bailey (director) - professional fees	-	37,172
C Williams (director)- consultancy fees	-	3,645
Cambs TDK - C Williams (director)		76,338
Cereste Consultancy Limited - M Cereste (director) - consultancy fees		40,230
Global Doors (UK) Limited - M D'Andrea (director)		3,280
St Joseph's Day Nursery Limited - M Cereste (director) consultancy fees	-	11,000
Premier Finishing Services Limited - M Cereste (director) - bookkeeping services		3,272
Alto Trading Corporation - M D'Andrea (director) consultancy fees		31,620
Alto Trading Corporation - M D'Andrea (director) recharged expenses	78
Energy Park Peterborough Limited	90,450
KNM Project Services Limited	4,920
	95,448	293,547

During the period the company made a loan of £3,600 to Food Recycling Group Limited which was written off in full during the period. Food Recycling Group Limited is a 100% owned company of Green Energy Parks Limited, who owns 100% of Peterborough Renewable Energy Limited.

The company has also written off a debtor balance of £8,512 from Alto Trading Corporation (M D'Andrea) during the period.

The company owns 20% (2011 90%) of Energy Park Investments Limited (EPIL). Energy Park Peterborough Limited is a 100% owned subsidiary of Energy Park Investments Limited. During the year the company has written off a debtor balance of £75,000 from Energy Park Peterborough Limited.

KNM Project Services Limited owns 80% of Energy Park Investments Limited (EPIL)

As at 31 December 2012, Peterborough Renewable Energy Limited owed or was owed the following amounts by related undertakings and directors:

Debtors
£
Energy Park Peterborough Limited	15,450

PETERBOROUGH RENEWABLE ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED 31 DECEMBER 2012

14 Related party relationships and transactions (continued)

Creditors
£
Alto Trading Corporation - M D'Andrea	6,000
Cereste Consultancy Limited	10,055
R Chapman (director)	5,000
21,055

The company has taken advantage of the exemption available in accordance with FRS 8 'Related party disclosures' not to disclose transactions entered into between two or more members of a group, as the company is a wholly owned subsidiary of the holding company which is party to the transactions.